                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                 __X__
Filed by a Party other than the Registrant              _____

Check the appropriate box:

__X__  Preliminary Proxy Statement

_____  Confidential, for use of the Commission Only (as permitted by
          Rule 14a-6(e)(2)

_____  Definitive Proxy Statement

_____  Definitive Additional materials

_____  Soliciting Material Pursuant to ss.240.14a-l l(c) or ss.240.14a-12

--------------------------------------------------------------------------------

          AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

__X__  No fee required.

_____  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

_____ Fee paid previously with preliminary materials.

[front cover]
[american century logo (reg.sm)]
[photo of hand holding pen and ballot]

                                 Proxy Statement
             AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS

                          ______________, 2001

                       IMPORTANT VOTING INFORMATION INSIDE!

Table of Contents

LETTER FROM THE PRESIDENT

PROXY STATEMENT SUMMARY

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

DETAILED DISCUSSION OF PROXY ISSUES

SHARE OWNERSHIP

PROPOSAL 1: CHANGE CALIFORNIA HIGH-YIELD MUNICIPAL FUND FROM A DIVERSIFIED FUND
TO A NON-DIVERSIFIED FUND.

OTHER MATTERS

Letter From The President

                  American Century Investment Management, Inc.
                                4500 Main Street
                           Kansas City, Missouri 64111

_______________, 2001

Dear American Century Shareholder,

    I am writing to inform you of the upcoming Special Meeting of the shareholders of the American Century California High-Yield Municipal Fund to be
held on Friday, November 16, 2001. At this meeting, you are being asked to vote on an important proposal affecting your fund.

    Please don't put these materials aside thinking that you will return to them at another time. If shareholders do not return their proxies, additional expenses must be incurred to pay for follow-up mailings and telephone calls.
PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE
PROXY CARD TODAY.

    The Board of Trustees of your fund has unanimously approved this proposal and recommends a vote "FOR" it. If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at 1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call 1-800-345-3533, ext. 5004.

    To more efficiently handle this proxy solicitation, we have hired Alamo
Direct to act as our proxy solicitor. They might be calling you during the solicitation process to ensure that you do not have questions or concerns about the voting process and to assist you with your vote.

    I appreciate you taking the time to consider this important proposal. Thank you for investing with American Century and for your continued support.

                                       Sincerely,
                                       /s/ William M. Lyons
                                       William M. Lyons
                                       President

Proxy Statement Summary

    The following Q&A is a brief summary of the proposals to be considered at the Special Meeting. The information below is qualified in its entirety by more detailed information contained elsewhere in this proxy statement. Please read all the enclosed proxy materials before voting. PLEASE REMEMBER TO VOTE YOUR
SHARES AS SOON AS POSSIBLE. If enough shareholders return their proxy cards soon, additional costs for follow-up mailings and phone calls may be avoided.

Q.    When will the Special Meeting be held? Who is eligible to vote?

A.    The meeting will be held on Friday, November 16, 2001, at 10 a.m. Central time at American Century's offices at 4500 Main Street, Kansas City,
      Missouri. This will be a business meeting only. There will be no presentations about the funds. The record date for the meeting is the close of business August 10, 2001. Only shareholders who own shares of the fund on the record date are entitled to vote at the meeting.

Q.    Why is the fund having a special meeting?

A.    California High-Yield Municipal Fund is currently a diversified fund as defined in the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, the fund will not invest more than 5%
      of its total assets in the securities of a single issuer or own more than
      10% of the outstanding voting securities of a single issuer.

      If the proposal is approved, however, California High-Yield would be managed as a non-diversified fund. An investment in a fund that is non-
      diversified entails greater risk than an investment in a diversified fund.
      When a fund is non-diversified, there is no limit on the percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest
      50% of its total assets under the 5% of its assets and 10% of outstanding voting securities test applicable to diversified funds.

      Because the proposal constitutes a change to a fundamental investment policy of the fund, shareholder approval is required for the change.

      A complete description of the proposed change begins on page _____.

Q.    Will this change substantially affect the way California High-Yield
      Municipal Fund is managed?

A.    Yes. The fund will continue to seek safety of principal and high current income that is exempt from federal and California taxes by investing in long- and intermediate-term debt securities with income payments exempt from such taxes. The fund will continue to invest in securities rated below investment grade, including so-called junk bonds and bonds that are in technical or monetary default. The issuers of these securities often have short financial histories or questionable credit or have had and may continue to have problems making interest and principal payments. If the proposal is approved, however, the fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio.

      The team that manages California High-Yield Municipal Fund, led by Steven
      Permut, Vice President, Director of Municipal Research and Portfolio
      Manager, will continue to manage the fund if the proposed change is approved.

Q.    How do the Trustees recommend that I vote on this proposal?

A.    The Trustees unanimously recommend that you vote "FOR" the proposal.

Q.    When will the change take effect if it is approved?

A.    If approved, the proposed change will be effective on December 3, 2001.

Q.    Who is asking for my vote?

A.    Your Board of Trustees is asking you to sign and return the enclosed proxy card so your votes can be cast at the Special Meeting. In the event the meeting is adjourned, these proxies also would be voted at the reconvened meeting.

Q.    How do I vote my shares?

A.    We've made it easy for you. You can vote online, by mail or by fax. To vote by mail, complete, sign and send us the enclosed proxy voting card in the enclosed postage-paid envelope. To vote online, access the website listed on your proxy card (you will need the control number that appears on the right-hand side of your proxy card). To vote by fax, send your fax to the toll-free number listed on your proxy card.

      Your shares will be voted EXACTLY as you tell us. If you simply sign the enclosed proxy card and return it, we will follow the recommendation of your Board of Trustees and vote it "FOR" the proposal. You also may vote in person at the meeting on Friday, November 16, 2001.

Q.    If I send my proxy in now, can I change my vote later?

A.    A proxy can be revoked at any time by writing to us, by sending us another proxy card, or by attending the meeting and voting in person. Even if you plan to attend the meeting and vote in person, we ask that you return the enclosed proxy card. Doing so will help us ensure that an adequate number of shares are present at the meeting.

      If you have any questions regarding the proxy statement or need assistance in voting your shares, please call us at 1-800-331-8331. For business, not-for-profit, and employer-sponsored retirement accounts, please call
      1-800-345-3533, ext. 5004.

Notice of Special Meeting
of Shareholders

TO BE HELD ON NOVEMBER 16, 2001

American Century Investments
4500 Main Street
P.O. Box 419200
Kansas City, Missouri 64141-6200
1-800-3331-8331

    NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the
American Century California High-Yield Municipal Fund (the "fund"), a series of
American Century California Tax-Free and Municipal Funds, a Massachusetts
business trust (the "company"), will be held at the company's offices at 4500
Main Street, Kansas City, Missouri, on Friday, November 16, 2001, at 10 a.m.
Central time, for the following purposes:

    1. To approve a proposal to change California High-Yield Municipal Fund from a diversified fund to a non-diversified fund; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    This is a Notice and proxy statement for the fund. Please complete, sign and return the enclosed proxy card.

     Shareholders of record as of the close of business on August 10, 2001, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

    We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

    THE COMPANY'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR
VOTE "FOR" THE PROPOSALS.

________________, 2001        BY ORDER OF THE BOARD OF TRUSTEES
                                    David C. Tucker
                                    Senior Vice President

Detailed Discussion Of Proxy Issues

__________________, 2001

    The enclosed proxy is solicited by the Board of Trustees of American Century
California Tax-Free and Municipal Funds in connection with a Special Meeting of shareholders of the American Century California High-Yield Municipal Fund. The
Special Meeting will be held Friday, November 16, 2001, at American Century's offices at 4500 Main Street, Kansas City, Missouri, at 10 a.m. Central time, and any adjournments thereof. In this proxy statement, the investment company will be referred to as the "company." The series of capital stock of the company for which the special meeting is called, the American Century California High-Yield
Municipal Fund, will be referred to as the "fund."

    The costs of soliciting proxies, including the cost of preparing and mailing the notice of meeting and this proxy statement, will be paid by American Century
Investment Management, Inc., the fund's investment manager (referred to in the proxy statement as "ACIM"). This notice of meeting and proxy statement are first being mailed to shareholders on or around August 22, 2001. ACIM, at its expense, has hired the proxy solicitation firm of Alamo Direct to help solicit proxies for the meeting. Supplemental solicitations for the meeting may be made by Alamo
Direct or by ACIM, either personally or by mail, telephone or facsimile.

    VOTING OF PROXY. If you vote your proxy now, you may revoke it before the meeting by mailing written notice of revocation to the Secretary of the company before the meeting, or personally delivering your revocation to the Secretary any time prior to the taking of the vote at the meeting. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

    The fund is divided into two classes. Both classes of shares of the fund have identical voting rights, except where a proposal affects only one class.
Where a proposal affects only one class, only that class gets to vote on the proposal. Because the proposals affect both classes of the fund equally, the classes will not have separate votes. The number of outstanding votes of each class of the fund, as of the close of business on July 20, 2001, is:

                         California High-Yield Muncipal
Investor Class           [TO COME]
Advisor Class

    Because the record date is August 10, 2001, the total number of votes by class at the meeting may be different.

    Only those shareholders owning shares as of the close of business on August
10 2001, may vote at the meeting or any adjournments thereof. Each share of the fund gets one vote for each dollar of the fund's net asset value the share represents. If a proposal being considered at the Special Meeting does not receive enough "FOR" votes by November 16, 2001, to constitute approval of the proposal, the named proxies may propose adjourning the Special Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy).
The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment.

    Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

    QUORUM. A quorum is the number of shareholders legally required to be at a meeting in order to conduct business. The quorum for the Special Shareholders
Meeting is 40 % of the outstanding shares of the fund entitled to vote at the meeting. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for the purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote FOR the Proposal in favor of such adjournments, and will vote those proxies for which they are required to vote AGAINST such proposals against any such adjournments.

    SHAREHOLDER VOTE REQUIRED. Approval of the Proposal requires the affirmative vote of holders of a majority of the outstanding shares of the fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67%
or more of the shares of the fund present at the meeting, so long as the holders of more than 50% of the fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the fund, whichever is less.

   In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the Proposal.

    COST OF PROXY SOLICITATION.  The cost of the proxy solicitation and shareholder meeting will be borne by ACIM and NOT by the shareholders of the fund.

    INVESTMENT MANAGER.  American Century Investment Management, Inc. is the
fund's investment manager.  American Century Services Corporation provides the fund with transfer agency services.  Both companies are wholly owned subsidiaries of American Century Companies, Inc.  The mailing address for
American Century and the funds is P.O. Box 419200, Kansas City, Missouri 64141-
6200.

    DISTRIBUTOR. American Century Investment Services, Inc. ("ACIS")
is the fund's principal underwriter. ACIS's mailing address is P.O. Box 419200,
Kansas City, Missouri 64141-6200.

    ANNUAL REPORT. The fund will furnish, without charge, a copy of its most recent annual report and semiannual report upon request. To request these materials, please call American Century at 1-800-331-8331.

    SHARE OWNERSHIP. The following table sets forth, as of the close of business on July 20, 2001, the share ownership of those shareholders known by ACIM to own more than 5% of the fund's outstanding shares.

                                                                 Percent of
Title of          Name and Address                               Outstanding
Class             of Record Owner          Shares Owned          Shares

                                    [TO COME]

    As of July 20, 2001, the officers and directors of the funds, as a group, owned less than 1% of the fund's outstanding shares.

Proposal 1:    Change California High-Yield Municipal from a Diversified Fund to
               A Non-Diversified Fund

    California High-Yield Municipal Fund is currently a diversified fund as defined in the Investment Company Act of 1940. This means that, with respect to
75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer.

    If the proposal is approved, however, California High-Yield would be managed as a non-diversified fund. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, there is a higher limit on the percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund's portfolio. A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other that U.S.
government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities test applicable to diversified funds.

    Because the proposal constitutes a change to a fundamental investment policy of the fund, shareholder approval is required for the change.

    ACIM recommended this change as a defensive measure to allow the fund to invest greater amounts in higher-quality, more liquid issues during times of market uncertainty.

    The fund will continue to seek safety of principal and high current income that is exempt from federal and California taxes by investing in long- and intermediate-term debt securities with income payments exempt from such taxes.
The fund will continue to invest in securities rated below investment grade, including so-called junk bonds and bonds that are in technical or monetary default. The issuers of these securities often have short financial histories or questionable credit or have had and may continue to have problems making interest and principal payments. If the proposal is approved, however, the fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. This means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers.
Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
"FOR" THE PROPOSAL.

Other Matters

    OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING. The Board of Trustees knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

    SUBMISSION OF SHAREHOLDER PROPOSALS.  The fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Charles A. Etherington, Vice President, American Century
Investments, P.O. Box 419200, Kansas City, Missouri 64141-6200.

    NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES.
Please advise the fund, in care of American Century Investments, P.O. Box
419200, Kansas City, Missouri 64141-6200, whether other people are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the proxy statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

________, 2001              David C. Tucker
                            Senior Vice President

                                  FORM OF PROXY

              American Century California High-Yield Municipal Fund
     (A Series of American Century California Tax-Free and Municipal Funds)
               SPECIAL MEETING OF SHAREHOLDERS - November 16, 2001

This Proxy is solicited on behalf of the Board of Trustees of American Century
California Tax-Free and Municipal Funds and relates to a proposal that applies to the American Century California High-Yield Municipal Fund. By signing below,
I (we) appoint as proxies Charles A. Etherington, Charles C.S. Park, Janet Nash,
Brian Brogan, and Otis Cowan and each of them (with power of substitution) to vote for the undersigned all shares of common stock I (we) own in the fund. The authority I am (we are) granting applies to the above-referenced meeting and any adjournments of that meeting, with all the power (we) would have if personally present. The shares represented by this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Company or the series or class, as applicable.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and either return it in the enclosed envelope to: American Century Investments, c/o Proxy
Tabulator, P.O. Box 9043, Smithtown, NY 11787-9831 or fax both sides to 1-888- .
If you prefer, you can vote online at https://vote.proxy-direct.com. This proxy will not be voted unless it is dated and signed exactly as instructed on this card.

                               VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                                                      -----------------------------
                               CONTROL NUMBER: 999 9999 9999 999

                               If shares are held by an individual,
                               sign your name exactly as it appears
                               on this card. If shares are held
                               jointly, either party may sign, but
                               the name of the party signing should
                               conform exactly to the name shown on
                               this proxy card. If shares are held
                               by a corporation, partnership or
                               similar account, the name and the
                               capacity of the individual signing
                               the proxy card should be indicated -
                               for example: "ABC Corp.,
                               John Doe, Treasurer."

                               X
                               ----------------------------------------------------
                               Signature
                               X
                               ----------------------------------------------------
                               Signature of joint owner, if any
                               X
                               ----------------------------------------------------
                               Date

Please indicate your vote by marking the appropriate box below. Example:
The Board of Trustees recommends a vote "FOR" the proposal.

                                                             FOR  AGAINST  ABSTAIN

1.       Approval of proposed change as described            / /    / /      / /
         in the proxy statement.

                   PLEASE SIGN AND DATE THE FRONT OF THIS CARD